UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2005



                                   ZANN CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


               000-28519                                76-0510754
         (Commission File Number)              (IRS Employer Identification No.)

        1549 N. LEROY ST., SUITE D-200                     48430
              FENTON, MICHIGAN                           (Zip Code)
         (principal executive offices)

                                 (810) 714-2978
              (Registrant's telephone number, including area code)

                                    ATNG INC.
                   (Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written  communications  pursuant  to Rule 425 under  the Securities Act

[ ]     Soliciting  material  pursuant  to  Rule  14a-12 under  the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On January 18, 2005, the Registrant dismissed its independent auditor, Malone & Bailey, P.C., certified public accountants, ("Malone & Bailey").

     Malone & Bailey's reports on the Registrant's financial statements for the quarterly periods ended June 30, 2004 and September 30, 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to dismiss Malone & Bailey was recommended by the Registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through January 18, 2005 there have not been any disagreements between the Registrant and Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     On January 18, 2005 the Registrant engaged Russell Bedford Stefanou Mirchandani, LLP, ("Russell Bedford") as the Registrant's independent accountants to report on the Registrant's balance sheet as of December 31, 2005, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Russell Bedford was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford, neither the Registrant nor anyone on the Registrant's behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has provided the former accountants with a copy of this Report before its filing with the Commission. The Registrant has requested the former accountants to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in this report and, if not, stating the respects in which they do not agree. As of the date of this Report, such letter has not yet been received by the Registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2005        Zann  Corp.


                              By  /s/  Robert C. Simpson
                                -------------------------------------------
                                Robert  C.  Simpson,  President


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